Subsequent Events	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
Subsequent events

25. Subsequent events

On August 8, 2022, the Company offered 1,260,000 ordinary shares, par value US$0.003 per share at a purchase price of US$0.70 per share. The Company also offered 7,983,811 pre-funded warrants to purchase 7,983,811 ordinary shares, exercisable at an exercise price of $0.001 per share (the “Pre-funded Warrants”, each a “Pre-funded Warrant”), to those purchasers whose purchase of ordinary shares in the offering would otherwise result in the purchaser, together with its affiliates and certain related parties, beneficially owning more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding ordinary shares immediately following the consummation of the offering. The purchase price of each Pre-funded Warrant is $0.699, which equals the price per ordinary share being sold to the public in this offering, minus $0.001. The Pre-funded Warrants became immediately exercisable upon issuance and may be exercised at any time until all of the Pre-funded Warrants are exercised in full.

Since 2021, the Company has taken a series of steps to transform itself into a blockchain technology company and it has recently developed a plan to unwind its VIE structure. Based on the terms of the contractual arrangements, Zhuhai Meten or Zhuhai Likeshuo may unilaterally terminate their respective contractual arrangements with a 30-day notice in advance. On October 20, 2022, Both Zhuhai Meten and Zhuhai Likeshuo provided such notices, and the Company expects the VIE structure to be effectively unwound in late November after the 30-day period ends. After the structure has been unwound, the financial results of the VIEs and their subsidiaries will no longer be consolidated into the Company’s financial statements.